FORM N-SAR
Exhibits 77Q1(e)

ECLIPSE FUNDS INC.
811-06175
For Period Ended 4/30/10

ECLIPSE FUNDS INC.

AMENDMENT TO THE AMENDED AND
RESTATED MANAGEMENT AGREEMENT

This Amendment (the “Amendment”) to the Amended and Restated Management Agreement is made as of the 16th day of October, 2009, by and between Eclipse Funds Inc., a Maryland corporation (the “Company”), and New York Life Investment Management LLC, a Delaware limited liability company (“the “Manager”).

WHEREAS, the parties hereto have entered into an Amended and Restated Management Agreement (the “Agreement”) dated as of August 1, 2008;

WHEREAS, the parties hereby wish to amend the Agreement to reflect the name change of the All Cap Growth Fund.

NOW, THEREFORE, the parties agree as follows:

1.	effective at the close of business on October 16, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:           /s/ Barry A. Schub
Name:           Barry A. Schub
Title:           Executive Vice President

ECLIPSE FUNDS INC.

By:           /s/Stephen P. Fisher
Name:           Stephen P. Fisher
Title:           President

Schedule A

(Revised as of the close of business on October 16, 2009)

For all services rendered by the Manager hereunder, each Fund of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, an annual fee equal to the following:

Fund	Annual Rate
MainStay Epoch U.S. All Cap Fund (formerly MainStay All Cap Growth Fund)	0.850% up to $500 million; 0.825% $500 million to $1 billion; and 0.800% in excess of $1 billion
Cash Reserves Fund	0.450% up to $500 million; 0.400% from $500 million to $1 billion; and 0.350% in excess of $1 billion
Conservative Allocation Fund	0.000%*
Floating Rate Fund	0.600% up to $1 billion; and 0.575% in excess of $1 billion
Growth Allocation Fund	0.000%*
Growth Equity Fund	0.700% up to $500 million; and 0.675% in excess of $500 million
Income Manager Fund	0.650% up to $1 billion; and 0.625% in excess of $1 billion
Indexed Bond Fund	0.350% up to $1 billion; and 0.300% in excess of $1 billion
Intermediate Term Bond Fund	0.600% up to $500 million; and 0.575% from $500 million to $1 billion; and 0.550% in excess of $1 billion
Moderate Allocation Fund	0.000%*
Moderate Growth Allocation Fund	0.000%*
S&P 500 Index Fund	0.250% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.200% in excess of $3 billion
Short Term Bond Fund	0.600% up to $500 million; and 0.575% in excess of $500 million
130/30 Core Fund	1.000%
130/30 Growth Fund	1.000%
130/30 High Yield Fund	0.800%
130/30 International Fund	1.100%
Retirement 2010 Fund	0.100%
Retirement 2020 Fund	0.100%
Retirement 2030 Fund	0.100%
Retirement 2040 Fund	0.100%
Retirement 2050 Fund	0.100%

* The Manager will receive no fee from the Fund, although the parties acknowledge that the Manager or its affiliates shall receive compensation from other registered investment companies, including other series of the Company, in connection with assets of the Fund that are invested in such investment companies.

ECLIPSE FUNDS INC.
FORM OF AMENDMENT
TO THE MANAGEMENT AGREEMENT

This Amendment to the Management Agreement is hereby made as of the 26th day of February, 2010 (the “Agreement”) between Eclipse Funds Inc., a Maryland corporation (the “Company”), further amended from time to time, on behalf of its series as set forth on Schedule A (each, a “Fund,” and collectively, the “Funds”) and New York Life Investment Management LLC, a Delaware limited liability company (“NYLIM” or the “Manager”).

WHEREAS, the Company and the Funds are parties to an Amended and Restated Management Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the removal of the Intermediate Term Bond Fund and Balanced Fund to the schedule.

NOW, THEREFORE, the parties agree as follows:

(i)	effective February 26, 2010, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and attested as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                 By:
Name:           Thomas Lynch                                                      Name:            Stephen P. Fisher
Title:                      Vice President and Assistant                                                                Title:            Senior Managing Director
General Counsel

ECLIPSE FUNDS INC.

Attest:                                                                           By:
Name:           Thomas Lynch                                                      Name:           Scott Harrington
Title:                      Assistant Secretary                                                      Title:           Vice President

SCHEDULE A

(As of February 26, 2010)

FOR ALL SERVICES RENDERED BY THE MANAGER HEREUNDER, EACH FUND OF THE COMPANY SHALL PAY THE MANAGER AND THE MANAGER AGREES TO ACCEPT AS FULL COMPENSATION FOR ALL SERVICES RENDERED HEREUNDER, AT ANNUAL FEE EQUAL TO THE FOLLOWING:

FUND	ANNUAL RATE
MAINSTAY HIGH YIELD OPPORTUNITIES FUND	0.80% ON ALL ASSETS

As of September 11, 2009

Board of Directors
Eclipse Funds Inc.
51 Madison Avenue
New York, NY 10010

Re: Expense Limitation Agreement

MainStay Intermediate Term Bond Fund Class I shares

Dear Board of Directors:

(1)           This letter will confirm New York Life Investment Management LLC’s  (“New York Life Investments”) intent that in the event the annualized ratio of total ordinary fund operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Fund invests) to average daily net assets of the Class of the Fund listed in the chart below, calculated daily in accordance with generally accepted accounting principles consistently applied, exceeds the percentage limitation set forth below, New York Life Investments will assume a portion of the Fund’s operating expenses in the amount of such excess:

FUND/CLASS	EXPENSE LIMIT
MainStay Intermediate Term Bond Fund Class I Shares	0.50%

New York Life Investments authorizes the Fund and the administrator to reduce New York Life Investments’ monthly management fees or reimburse the monthly expenses of the appropriate Class of the Fund to the extent necessary to effectuate the limitations stated in this Section (1), consistent with the method set forth in Section (4) below.  New York Life Investments authorizes the Fund and the administrator to request funds from New York Life Investments as necessary to implement the limitations stated in this Section (1).  New York Life Investments will pay to the Fund or Class any such amounts, consistent with the method set forth in Section (4) below, promptly after receipt of such request.

(2)           The expense cap set forth in this Agreement is effective as of the close of business on September 11, 2009 through November 27, 2009.

(3)           The foregoing expense limitation supersedes any prior agreement regarding expense limitations.  Each expense limitation is an annual, not monthly, expense limitation, and is based on the fiscal years of the Funds.  Consequently, if the amount of expenses accrued during a month is less than an expense limitation, the following shall apply: (i) New York Life Investments shall be reimbursed by the respective Fund or Class in an amount equal to such difference, consistent with the method set forth in Section (4) below, but not in an amount in excess of any deductions and/or payments previously made during the year; and (ii) to the extent reimbursements are not made pursuant to Sub-Section 3(i), the Fund and/or Class shall establish a credit to be used in reducing deductions and/or payments which would otherwise be made in subsequent months of the year. New York Life Investments shall be entitled to recoupment from a Fund or Class of any fee waivers or expense reimbursements pursuant to this arrangement consistent with the method set forth in Section (4) below, if such action does not cause the Fund or Class to exceed existing expense limitations, and the reimbursement is made during the term of this Agreement.

(4)           Any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of shares of the Funds in accordance with the terms of the Funds’ multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “18f-3 Plan”).  To this end, the benefit of any waiver or reimbursement of any management fee and any other “Fund Expense,” as such term is defined in the 18f-3 Plan, shall be allocated to all shares of the Funds based on net asset value, regardless of Class.

This Agreement shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that a Fund is deemed to have paid a preferential dividend.  In the event of any conflict between any other term of this Agreement and this Section (4), this Section (4) shall control.

*           *           *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub

Barry A. Schub
Executive Vice President

ACKNOWLEDGED:
ECLIPSE FUNDS INC.

By:  /s/ Stephen P. Fisher

Stephen P. Fisher
President

[Missing Graphic Reference]
169 Lackawanna Avenue Parsippany, NJ 07054 www.mainstayfunds.com

AS OF AUGUST 1, 2009

Board of Directors
Eclipse Funds Inc.
51 Madison Avenue
New York, NY 10010

RE:         EXPENSE LIMITATION

Dear Board of Directors:

(1)                      This letter will confirm our intent that, in the event the annualized ratio of total ordinary operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Funds invest) to average daily net assets of each class of shares (the “Class”) for each series of Eclipse Funds Inc. listed below (the “Funds”), calculated daily in accordance with generally accepted accounting principles consistently applied, exceeds the percentage set forth below, we will waive a portion of a Fund’s management fees or reimburse the expenses of the appropriate Class of a Fund in the amount of such excess, consistent with the method set forth in Section (4) below:

Fund/Class	Expense Limit
MainStay Cash Reserves Fund
Class I	0.50%
Sweep Class	1.00%

MainStay Intermediate Term Bond Fund
Class I	0.70%

MainStay Retirement 2010 Fund
Investor Class	0.475%
Class A	0.375%
Class I	0.125%
Class R1	0.225%
Class R2	0.475%
Class R3	0.725%

MainStay Retirement 2020 Fund
Investor Class	0.475%
Class A	0.375%
Class I	0.125%
Class R1	0.225%
Class R2	0.475%
Class R3	0.725%

MainStay Retirement 2030 Fund
Investor Class	0.475%
Class A	0.375%
Class I	0.125%
Class R1	0.225%
Class R2	0.475%
Class R3	0.725%

MainStay Retirement 2040 Fund
Investor Class	0.475%
Class A	0.375%
Class I	0.125%
Class R1	0.225%
Class R2	0.475%
Class R3	0.725%

MainStay Retirement 2050 Fund
Investor Class	0.475%
Class A	0.375%
Class I	0.125%
Class R1	0.225%
Class R2	0.475%
Class R3	0.725%

We authorize the Funds and their administrator to reduce our monthly management fees or reimburse the monthly expenses of the appropriate Class of a Fund to the extent necessary to effectuate the limitations stated in this Section (1), consistent with the method set forth in Section (4) below.  We authorize the Funds and their administrator to request funds from us as necessary to implement the limitations stated in this Section (1).  We will pay to the Fund or Class any such amounts, consistent with the method set forth in Section (4) below, promptly after receipt of such request.

(2)           The expense caps set forth in this Agreement are effective for a one-year period from August 1, 2009 through July 31, 2010, except for Intermediate Term Bond Fund, which is effective through the close of the reorganization of Institutional Bond Fund into Intermediate Term Bond Fund.

(3)           The foregoing expense limitations supersede any prior agreement regarding expense limitations.  Each expense limitation is a calculated on an annual, not monthly, basis, and is based on the fiscal years of the Funds.  Consequently, if the amount of expenses accrued during a month is less than an expense limitation, the following shall apply: (i) we shall be reimbursed by the respective Class(es) in an amount equal to such difference, consistent with the method set forth in Section (4) below, but not in an amount in excess of any deductions and/or payments previously made during the year; and (ii) to the extent reimbursements are not made pursuant to Sub-Section (3)(i), the Class(es) shall establish a credit to be used in reducing deductions and/or payments which would otherwise be made in subsequent months of the year. We shall be entitled to recoupment from a Fund or Class of any fee waivers or expense reimbursements pursuant to this arrangement consistent with the method set forth in Section (4) below, if such action does not cause the Fund or Class to exceed existing expense limitations, and the recoupment is made within the year in which NYLIM incurred the expense.

(4)           Any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of shares of the Fund in accordance with the terms of the Fund’s multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “18f-3 Plan”).  To this end, the benefit of any waiver or reimbursement of any management fee and any other “Fund Expense,” as such term is defined in the 18f-3 Plan, shall be allocated to all shares of the Fund based on net asset value, regardless of Class.

This Agreement shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that a Fund is deemed to have paid a preferential dividend.  In the event of any conflict between any other term of this Agreement and this Section (4), this Section (4) shall control.

*        *        *

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:    /s/ Barry Schub
Name: Barry Schub
Title:  Executive Vice President

ACKNOWLEDGED:

ECLIPSE FUNDS INC.

By:       /s/ Stephen P. Fisher
Name; Stephen P. Fisher
Title: President

[Missing Graphic Reference]

EXPENSE LIMITATION AGREEMENT

AS OF AUGUST 1, 2009

Board of Directors
Eclipse Funds Inc
51 Madison Avenue
New York, NY 10010

RE: EXPENSE LIMITATION AGREEMENTS

Dear Board of Directors:

(1)                      This letter will confirm our intent that in the event the annualized ratio of total ordinary Funds operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other Funds in which the Funds invest) to average daily net assets of the Class A shares of each series of Eclipse Funds Inc. listed below (the “Funds”), calculated daily in accordance with generally accepted accounting principles consistently applied, exceeds the percentages set forth below, we will assume a portion of the Funds’ operating expenses in the amount of such excess.  An equivalent reduction will apply to the other share classes of the Funds.

FUNDS	EXPENSE LIMIT
130/30 Core Fund	1.50%
130/30 Growth Fund	1.50%
130/30 High Yield Fund	1.30%
130/30 International Fund	1.60%
Conservative Allocation Fund	0.50%
Growth Allocation Fund	0.50%
Indexed Bond Fund	0.82%
Moderate Allocation Fund	0.50%
Moderate Growth Allocation Fund	0.50%
Short Term Bond Fund	0.93%
S&P 500 Index Fund	0.60%

We authorize the Funds and the administrator to reduce our monthly management fees or reimburse the monthly expenses of the appropriate Classes of the Funds to the extent necessary to effectuate the limitations stated in this Section (1), consistent with the method set forth in Section (4) below.  We authorize the Funds and their administrator to request funds from us as necessary to implement the limitations stated in this Section (1).  We will pay to the Funds or Classes any such amounts, consistent with the method set forth in Section (4) below, promptly after receipt of such request.

(2)           The expense caps set forth in this Agreement are effective for a one-year period from August 1, 2009 through July 31, 2010.

(3)           The foregoing expense limitations supersede any prior agreement regarding expense limitations.  Each expense limitation is an annual, not monthly, expense limitation, and is based on the fiscal years of the Funds.  Consequently, if the amount of expenses accrued during a month is less than an expense limitation, the following shall apply: (i) we shall be reimbursed by the respective Fund(s) or Class(es) in an amount equal to such difference, consistent with the method set forth in Section (4) below, but not in an amount in excess of any deductions and/or payments previously made during the year; and (ii) to the extent reimbursements are not made pursuant to Sub-Section 3(i), the Fund(s) and/or Class(es) shall establish a credit to be used in reducing deductions and/or payments which would otherwise be made in subsequent months of the year. We shall be entitled to recoupment from a Fund or Class of any fee waivers or expense reimbursements pursuant to this arrangement consistent with the method set forth in Section (4) below, if such action does not cause the Fund or Class to exceed existing expense limitations, and the reimbursement is made in the one-year term of this Agreement during which we incurred the expense.

(4)           Any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of shares of the Funds in accordance with the terms of the Funds’ multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “18f-3 Plan”).  To this end, the benefit of any waiver or reimbursement of any management fee and any other “Fund Expense,” as such term is defined in the 18f-3 Plan, shall be allocated to all shares of the Funds based on net asset value, regardless of Class.

This Agreement shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that a Fund is deemed to have paid a preferential dividend.  In the event of any conflict between any other term of this Agreement and this Section (4), this Section (4) shall control.

*           *           *

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Barry A. Schub
Executive Vice President

ACKNOWLEDGED:

ECLIPSE FUNDS INC

By:  /s/ Stephen P. Fisher
Stephen P. Fisher
President

As of August 1, 2009

Board of Directors
Eclipse Funds Inc.
51 Madison Avenue
New York, NY 10010

RE: NOTICE OF VOLUNTARY EXPENSE LIMITATION

MainStay 130/30 Core Fund Investor Class and Class C	MainStay Growth Allocation Fund Investor Class, Class B and Class C
MainStay 130/30 Growth Fund Investor Class and Class C	MainStay Indexed Bond Fund Investor Class and Class I
MainStay 130/30 International Fund Investor Class and Class C	MainStay Moderate Allocation Fund Investor Class, Class B and Class C
MainStay All Cap Growth Fund Investor Class, Class B , Class C and Class I	MainStay Moderate Growth Allocation Fund Investor Class, Class B and Class C
MainStay Conservative Allocation Fund Investor Class, Class B and Class C	MainStay S&P 500 Index Fund Investor Class

Dear Board of Directors:

(1)           This letter will confirm our intent that in the event the annualized ratio of total ordinary fund operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Funds invest) to average daily net assets of Classes of the Funds listed in the chart below, calculated daily in accordance with generally accepted accounting principles consistently applied, exceeds the percentage limitation set forth below, we will voluntarily assume a portion of the Fund’s operating expenses in the amount of such excess:

FUND/CLASS	VOLUNTARY EXPENSE LIMITATION
MainStay 130/30 Core Fund Investor Class Class C	1.60% 2.35%
MainStay 130/30 Growth Fund Investor Class Class C	1.60% 2.35%
MainStay 130/30 International Fund Investor Class Class C	1.70% 2.45%
MainStay All Cap Growth Fund Investor Class Class B Class C Class I	1.85% 2.60% 2.60% 1.00%
MainStay Conservative Allocation Fund Investor Class Class B Class C	0.50% 1.25% 1.25%
MainStay Growth Allocation Fund Investor Class Class B Class C	0.50% 1.25% 1.25%
MainStay Indexed Bond Fund Investor Class Class I	0.92% 0.43%
MainStay Moderate Allocation Fund Investor Class Class B Class C	0.50% 1.25% 1.25%
MainStay Moderate Growth Allocation Fund Investor Class Class B Class C	0.50% 1.25% 1.25%
MainStay S&P 500 Index Fund Investor Class	0.70%

To the extent that class-specific expenses assumed by us are insufficient to effectuate the expense limitations stated in this Section (1), we will reimburse Fund-level expenses, and such reimbursement of Fund-level expenses shall apply to all share classes of the Fund.  We authorize the Fund and the administrator to reimburse the monthly expenses of the appropriate Classes of the Fund, or reduce our monthly management fees, to the extent necessary to effectuate the limitations stated in this Section (1), consistent with the method set forth in Section (4) below.  We authorize the Fund and its administrator to request funds from us as necessary to implement the limitations stated in this Section (1).  We will pay to the Fund or Classes any such amounts, consistent with the method set forth in Section (4) below, promptly after receipt of such request.

(2)           These voluntary expense limitations may be terminated by us at any time upon written notice from us to the Fund.

(3)           The foregoing voluntary expense limitations supersede any prior voluntary expense limitations.  If the amount of expenses accrued during a month is less than a voluntary expense limitation, the following shall apply: (i) the voluntary expense support shall not be paid; or (ii) if the voluntary expense support has been paid, we shall be reimbursed by the respective Fund(s) or Class(es) in an amount equal to such difference, consistent with the method set forth in Section (4) below, but not in an amount in excess of any deductions and/or payments previously made during the year; and (iii) to the extent reimbursements are not made pursuant to Sub-Section 3(ii), the Fund(s) and/or Classes shall establish a credit to be used in reducing deductions and/or payments which would otherwise be made in subsequent months of the year.

(4)           Any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of shares of the Fund in accordance with the terms of the Fund’s multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “18f-3 Plan”).  To this end, the benefit of any waiver or reimbursement of any management fee and any other “Fund Expense,” as such term is defined in the 18f-3 Plan, shall be allocated to all shares of the Funds based on net asset value, regardless of Class.

This Notice of Voluntary Expense Limitation shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that a Fund is deemed to have paid a preferential dividend.  In the event of any conflict between any other term of this Notice of Voluntary Expense Limitation and this Section (4), this Section (4) shall control.

*           *           *

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub

ECLIPSE FUNDS INC.

NOTICE OF FEE WAIVER

THIS NOTICE OF FEE WAIVER is provided as of the 11th day of September, 2009, to Eclipse Funds Inc., a Maryland corporation (the “Corporation”), on behalf of its series listed on Schedule A (the “Funds”), by New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Manager has entered into an Amended and Restated Management Agreement with the Trust (the “Management Agreement”), pursuant to which the Manager is compensated based on the average net assets of the Funds and such compensation is paid by the Funds (“Management Fees”);

WHEREAS, the Manager believes that it is appropriate and in the best interests of the Manager, the Funds, and the Funds’ shareholders to reduce the Management Fees of the Funds; and

WHEREAS, the Manager understands and intends that the Funds will rely on this Notice in preparing amendments to a registration statement on Form N-1A and in accruing the Funds’ expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Funds to do so;

NOW, THEREFORE, the Manager hereby provides notice as follows:

1.	Fee Waivers by the Manager. The Manager agrees, effective at the close of business on September 11, 2009, to waive a portion of its Management Fees as set forth on Schedule A.

2.
Duration and Termination.  The Manager’s undertaking to waive fees may be modified or terminated only with the approval of the Board of Directors; provided, however, no such modification will be made in a manner inconsistent with the terms of the current prospectus.

3.	Other Agreements. This Notice supersedes any prior Notice of Fee Waiver related to the Management Agreement.

IN WITNESS WHEREOF, the Manager has signed this Notice as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By: /s/ Stephen P. Fisher
Stephen P. Fisher
Senior Managing Director

SCHEDULE A

(As of close of business on September 11, 2009)

Management Fee Waivers

The Manager has agreed to fee waivers such that the management fees for the Funds listed below shall be:

FUND/CLASS	FEE WAIVER	MANAGEMENT FEE AFTER WAIVER
MainStay Retirement 2010 Fund	0.10%	0.00%
MainStay Retirement 2020 Fund	0.10%	0.00%
MainStay Retirement 2030 Fund	0.10%	0.00%
MainStay Retirement 2040 Fund	0.10%	0.00%
MainStay Retirement 2050 Fund	0.10%	0.00%
MainStay Intermediate Term Bond Fund	0.10% 0.075% 0.075%	0.50% on assets up to $500 million; 0.50% on assets between $500 million and $1 billion; and 0.475% on assets in excess of $1 billion

November 28, 2009

Board of Directors
Eclipse Funds Inc.
51 Madison Avenue
New York, NY 10010

Re: Expense Limitation Agreement

MainStay Intermediate Term Bond Fund Class I shares

Dear Board of Directors:

(1)           This letter will confirm New York Life Investment Management LLC’s (“New York Life Investments”) intent that in the event the annualized ratio of total ordinary fund operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which the Fund invests) to average daily net assets of the Class of the Fund listed in the chart below, calculated daily in accordance with generally accepted accounting principles consistently applied, exceeds the percentage limitation set forth below, New York Life Investments will assume a portion of the Fund’s operating expenses in the amount of such excess:

FUND/CLASS	EXPENSE LIMIT
MainStay Intermediate Term Bond Fund Class I Shares	0.60%

New York Life Investments authorizes the Fund and the administrator to reduce New York Life Investments’ monthly management fees or reimburse the monthly expenses of the appropriate Class of the Fund to the extent necessary to effectuate the limitations stated in this Section (1), consistent with the method set forth in Section (4) below.  New York Life Investments authorizes the Fund and the administrator to request funds from New York Life Investments as necessary to implement the limitations stated in this Section (1).  New York Life Investments will pay to the Fund or Class any such amounts, consistent with the method set forth in Section (4) below, promptly after receipt of such request.

(2)           The expense cap set forth in this Agreement is effective from November 28, 2009 through July 31, 2010.

(3)           The foregoing expense limitation supersedes any prior agreement regarding expense limitations.  Each expense limitation is an annual, not monthly, expense limitation, and is based on the fiscal years of the Funds.  Consequently, if the amount of expenses accrued during a month is less than an expense limitation, the following shall apply: (i) New York Life Investments shall be reimbursed by the respective Fund or Class in an amount equal to such difference, consistent with the method set forth in Section (4) below, but not in an amount in excess of any deductions and/or payments previously made during the year; and (ii) to the extent reimbursements are not made pursuant to Sub-Section 3(i), the Fund and/or Class shall establish a credit to be used in reducing deductions and/or payments which would otherwise be made in subsequent months of the year.  New York Life Investments shall be entitled to recoupment from a Fund or Class of any fee waivers or expense reimbursements pursuant to this arrangement consistent with the method set forth in Section (4) below, if such action does not cause the Fund or Class to exceed existing expense limitations, and the reimbursement is made within the period that this Agreement is in effect.

(4)           Any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of shares of the Funds in accordance with the terms of the Funds’ multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “18f-3 Plan”).  To this end, the benefit of any waiver or reimbursement of any management fee and any other “Fund Expense,” as such term is defined in the 18f-3 Plan, shall be allocated to all shares of the Funds based on net asset value, regardless of Class.

This Agreement shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that a Fund is deemed to have paid a preferential dividend.  In the event of any conflict between any other term of this Agreement and this Section (4), this Section (4) shall control.

*           *           *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Barry A. Schub
Executive Vice President

ACKNOWLEDGED:
ECLIPSE FUNDS INC.

By:  /s/ Stephen P. Fisher
Stephen P. Fisher
President

ECLIPSE FUNDS INC.

FORM OF AMENDMENT
TO THE
AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amendment to the Amended and Restated Subadvisory Agreement, made as of the 29th day of June, 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and MacKay Shields LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to an Amended and Restated Subadvisory Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the removal of the All Cap Growth Fund.

NOW, THEREFORE, the parties agree as follows:

(ii)	effective June 29, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                 By:____________________________
Name:           Thomas Lynch                                                      Name:           Stephen P. Fisher
Title:           Vice President  & Assistant                                                                Title:           Senior Managing Director
General Counsel

MACKAY SHIELDS LLC

Attest:                                                                           By:
Name:                                                                Name:
Title:                                                                Title:

SCHEDULE A

(As of June 29, 2009)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
Intermediate Term Bond	0.200%
Short Term Bond	0.150%
130/30 High Yield Bond *	0.400%

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Funds listed above, the Manager has agreed to waive a portion of each Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts.  These waivers or expense limitations may be changed with Board approval.  To the extent the Manager has agreed to waive its management fee or reimburse expenses, MacKay Shields, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

ECLIPSE FUNDS INC.

FORM OF AMENDMENT
TO THE
AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amendment to the Amended and Restated Subadvisory Agreement, made as of the 26th day of February, 2010 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and MacKay Shields LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to an Amended and Restated Subadvisory Agreement, dated August 1, 2008, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the removal of Intermediate Term Bond Fund and Short Term Bond Fund and name change for the 130/30 High Yield Fund.

NOW, THEREFORE, the parties agree as follows:

(iii)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                 By:____________________________
Name:           Thomas Lynch                                                      Name:           Stephen P. Fisher
Title:           Vice President  & Assistant                                                                Title:           Senior Managing Director
General Counsel

MACKAY SHIELDS LLC

Attest:                                                                           By:
Name:                                                                Name:
Title:                                                                Title:

SCHEDULE A

(As of February 26, 2010)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
High Yield Opportunities Fund * (formerly 130/30 High Yield Fund)	0.400%

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Funds listed above, the Manager has agreed to waive a portion of each Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts.  These waivers or expense limitations may be changed with Board approval.  To the extent the Manager has agreed to waive its management fee or reimburse expenses, MacKay Shields, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

ECLIPSE FUNDS INC.

AMENDMENT TO SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, made as of the 28th  day of October, 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Madison Square Investors LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated August 1, 2008, (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect the removal of the Income Manager Fund.

NOW, THEREFORE, the parties agree as follows:

(iv)	effective October 28, 2009, Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest: /s/ Thomas Lynch                                                                By: /s/ Stephen P. Fisher
Name:           Thomas Lynch                                                      Name:           Stephen P. Fisher
Title:           Vice President & Assistant                                                                Title:           Senior Managing Director
General Counsel

MADISON SQUARE INVESTORS LLC

Attest: /s/ Nelida Bobe                                                                 By:           /s/ Tony Elavia
Name:           Nelida Bobe                                                                Name:           Tony Elavia
Title:           2nd Vice President                                                                Title:           Chief Executive Officer

SCHEDULE A

(As of October 28, 2009)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
Conservative Allocation Fund	0.050%
Growth Allocation Fund	0.050%
Growth Equity Fund *	0.350% up to $500 million; and 0.3375% in excess of $500 million
Moderate Allocation Fund	0.050%
Moderate Growth Allocation Fund	0.050%
S&P 500 Index Fund *	0.125% up to $1 billion; 0.1125% from $1 billion to $2 billion; 0.1075% from $2 billion to $3 billion; and 0.100% in excess of $3 billion
130/30 Core Fund *	0.500%
130/30 Growth Fund *	0.500%
130/30 International Fund *	0.550%
Retirement 2010 Fund	0.050%
Retirement 2020 Fund	0.050%
Retirement 2030 Fund	0.050%
Retirement 2040 Fund	0.050%
Retirement 2050 Fund	0.050%

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Funds listed above, the Manager has agreed to waive a portion of each Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts.  These waivers or expense limitations may be changed with Board approval.  To the extent the Manager has agreed to waive its management fee or reimburse expenses, Madison Square Investors LLC, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

303721_1.DOC

ECLIPSE FUNDS INC., THE MAINSTAY FUNDS AND
MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 16th day of October 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009 (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement:  (i) to add the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc.; and (ii) to reflect a name change for the MainStay Total Return Fund, a series of The MainStay Funds.

NOW, THEREFORE, the parties agree as follows:

(v)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig__________________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of close of business on October 16, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch U.S. All Cap Fund1	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund1, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay VP Developing Growth Portfolio1	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Total Return Portfolio1, 4	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

2
With respect to the MainStay Small Cap Growth Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS AND
MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 30th day of October 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to add the MainStay U.S.  Small Cap Fund, a series of Eclipse Funds.

NOW, THEREFORE, the parties agree as follows:

(vi)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig____________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of close of business on October 30, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch U.S. All Cap Fund1	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund1, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay U.S. Small Cap Fund1, 2 (formerly MainStay Small Company Value Fund)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay VP Developing Growth Portfolio1	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Total Return Portfolio1, 4	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

2
With respect to the MainStay Small Cap Growth Fund and MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS,
MAINSTAY FUNDS TRUST AND MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 10th day of November 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to add the MainStay Epoch Global Choice Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Small Cap Fund and MainStay Epoch U.S. Equity Fund, each a series of the MainStay Funds Trust.

NOW, THEREFORE, the parties agree as follows:

(vii)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig___________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of November 10, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch Global Choice Fund	0.50% on all assets
MainStay Epoch Global Equity Yield Fund	0.35% on all assets
MainStay Epoch International Small Cap Fund	0.55% on all assets
MainStay Epoch U.S. All Cap Fund2	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Epoch U.S. Equity Fund	0.40% on all assets
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay U.S. Small Cap Fund1, 2 (formerly Small Company Value Fund)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund2, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay VP Developing Growth Portfolio2	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Total Return Portfolio2,4	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
With respect to the MainStay Small Cap Growth Fund and MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

2
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets in excess of $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Total Return Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets in excess of $1 billion.

304317_1.DOC

ECLIPSE FUNDS, ECLIPSE FUNDS INC., THE MAINSTAY FUNDS,
MAINSTAY FUNDS TRUST AND MAINSTAY VP SERIES FUND, INC.

AMENDMENT TO THE SUBADVISORY AGREEMENT

This Amendment to the Subadvisory Agreement, is made as of the 20th day of November 2009, between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, the Manager and the Subadvisor are parties to a Subadvisory Agreement, dated June 29, 2009, as amended (“Agreement”); and

WHEREAS, the parties hereby wish to amend the Agreement to reflect a name change for the MainStay VP Developing Growth and MainStay VP Total Return Portfolios, each a series of the MainStay VP Series Fund, Inc.

NOW, THEREFORE, the parties agree as follows:

(viii)	Schedule A is hereby amended by deleting it in its entirety and replacing it with the Schedule attached hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

*     *     *

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:  /s/ Barry A. Schub
Name:  Barry A. Schub
Title:    Executive Vice President

EPOCH INVESTMENT PARTNERS, INC.

By: /s/ Timothy Taussig____________
Name: Timothy Taussig
Title:   Chief Operating Officer

SCHEDULE A
(Revised as of November 20, 2009)

As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to such Series equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch Global Choice Fund	0.50% on all assets
MainStay Epoch Global Equity Yield Fund	0.35% on all assets
MainStay Epoch International Small Cap Fund	0.55% on all assets
MainStay Epoch U.S. All Cap Fund2	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Epoch U.S. Equity Fund	0.40% on all assets
MainStay Small Cap Growth Fund1, 2	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay U.S. Small Cap Fund1, 2 (formerly Small Company Value Fund)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund2, 3 (formerly Total Return Fund)	50% of the effective gross management fee
MainStay VP U.S. Small Cap Portfolio2 (formerly Developing Growth Portfolio)	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Income Builder Portfolio2,4 (formerly Total Return Portfolio)	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

1
With respect to the MainStay Small Cap Growth Fund and MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.

2
Effective three years after the date of this Agreement, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.

3
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.

4
Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets.  For reference, the management fee schedule for MainStay VP Income Builder Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.